Exhibit 99.4

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT AND REGISTRATION RIGHTS

To Purchase 1,000,000 Shares

of Common Stock of

LANDMARK LAND COMPANY, INC.

THIS COMMON STOCK PURCHASE WARRANT AND REGISTRATION RIGHTS (the “Warrant”) CERTIFIES that, for value received, PRIME FINANCIAL, LLC, an Oklahoma limited liability company (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Closing Date (the “Initial Exercise Date”) until on or prior to the date of the funding and Closing of the Put Option Property following the Holder’s exercise of one or both of the Put Options (the “Termination Date”) but not thereafter, to subscribe for and purchase from Landmark Land Company, Inc., a Delaware corporation (the “Company”), up to 1,000,000 shares (the “Warrant Shares”) of common stock, par value $.50 per share, of the Company. The purchase price of each share of common stock (the “Exercise Price”) under the Warrant is $1.00, subject to adjustment hereunder. The Exercise Price and the number of the Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. The Warrant shall be subject to, and the capitalized terms used and not otherwise defined herein shall have the meanings set forth in, that certain Real Estate Purchase Agreement (the “Purchase Agreement”), dated September 8, 2011, between, the Company, the Holder, South Padre Island Development, LLC, a Delaware limited liability company, Gerald G. Barton and Jack E. Golsen.

1. Title to Warrant. On or prior to the Termination Date and subject to compliance with the terms of the Warrant, the Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of the Warrant together with the Assignment Form annexed hereto properly endorsed; provided, however, that the assignee is an accredited investor, as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the Securities Act”). The transferee shall be subject to the terms of the Warrant.

2. Authorization of Shares. The Company covenants that all of the Warrant Shares which may be issued upon the exercise of the Warrant will, upon exercise of the Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant.

3.1	Procedure. Exercise of the Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by satisfying each of the following:

(a)	delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form attached hereto;

(b)	surrender of the Warrant to the Company and receipt by the Company of the Warrant on or after the Notice of Exercise is delivered to the Company; and

(c)	receipt by the Company of payment of the aggregate Exercise Price of the shares to be purchased, with such payment made by wire transfer or cashier’s check drawn on a United States bank.

The Warrant will be deemed to have been exercised (the “Exercise Date”) on the later of (x) the date the Notice of Exercise is delivered to the Company by facsimile copy and (y) the date the Exercise Price is received by the Company.

3.2	Issuance of the Warrant Shares. Certificates representing the shares of common stock purchased hereunder will be delivered to the Holder within 10 Trading Days following the Exercise Date (“Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this paragraph 3.2 within 10 Trading Days following the Warrant Share Delivery Date, then the Holder will have, at its option, the right to rescind such exercise or take any and all such legal or equitable action against the Company that the Holder deems necessary or appropriate to enforce the Warrant. If the Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by the Warrant, which new Warrant shall in all other respects be identical with the Warrant.

3.3	Charges, Taxes and Expenses. Issuance of certificates for the Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that if certificates for the Warrant Shares are to be issued in a name other than the name of the Holder, the Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5. Transfer, Division and Combination.

5.1	Transfer. Subject to compliance with any applicable securities laws and the conditions set forth in the Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant at the principal office of the Company, together with a written assignment of the Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney. Promptly following such surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of the Warrant not so assigned, and the Warrant shall promptly be cancelled. The Warrant, if properly assigned, may be exercised by a new holder for the purchase of the Warrant Shares without having a new Warrant issued.

5.2	Division; Combination. The Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. As to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

5.3	Issuance; Records. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this paragraph 5. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

5.4	Securities Laws Compliance. If, at the time of the surrender of the Warrant in connection with any transfer of the Warrant, the transfer of the Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that:

(a)	the Holder or transferee of the Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws;

(b)	the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company; and

(c)	the transferee be an “accredited investor” as defined in Rule 501 promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A under the Securities Act.

6. No Rights as Shareholder until Exercise. The Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the close of business on the Exercise Date.

7. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft, or destruction of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9. Adjustments of Exercise Price and the Warrant Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. If the Company:

(a)	pays a dividend in shares of common stock or make a distribution in shares of common stock to holders of its outstanding common stock,

(b)	subdivides its outstanding shares of common stock into a greater number of shares,

(c)	combines its outstanding shares of common stock into a smaller number of shares of common stock, or

(d)	issues any shares of its capital stock in a reclassification of the common stock,

then the number of the Warrant Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of the Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of the Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of the Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of the Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of the Warrant Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

10. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. If the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of common stock of the Company, then the Holder shall have the right thereafter to receive. upon exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and such Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of common stock for which the Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of the Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of the Warrant Shares for which the Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this paragraph 10. For purposes of this paragraph 10, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this paragraph 10 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

11. Voluntary Adjustment by the Company. The Company may at any time during the term of the Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company, but not below the par value of the common stock of the Company.

12. Notice of Adjustment. Whenever the number of the Warrant Shares or number or kind of securities or Other Property purchasable upon the exercise of the Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of the Warrant Shares (and other securities or Other Property) purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares (and other securities or Other Property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

13. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued shares of common stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of the Warrant. The Company further covenants that its issuance of the Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under the Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the common stock may be listed.

14. Registration Rights. As long as the Warrant or any of the Warrant Shares may be outstanding, the Company shall:

14.1

Demand Registration. Upon the written request of the Holder or any holders of the Warrant or the Warrant Shares (the “Initiating Holder”), requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holder’s Warrant Shares and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to the Holder and all holders of the outstanding Warrant and/or the Warrant Shares, and thereupon will use its best efforts to effect the registration under the Securities Act of (a) the Warrant Shares which the Company has been so requested to register by such Initiating Holder for disposition in accordance with the intended method of disposition stated in such request, and (b) all other Warrant Shares that the holders thereof have made written request to the Company for registration within 20 Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition thereof), all to the extent required to permit the disposition (in accordance with the intended methods thereof) of the Warrant

Shares so to be registered. Subject to this paragraph 14.1, the Company may include in such registration other securities for sale for its own account or for the account of any other Person. For the purposes of this paragraph 14.1, as to any particular Warrant Shares, once issued such securities shall cease to be Warrant Shares if (w) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold in accordance with such registration statement, (x) such securities are eligible to be sold pursuant to Rule 144(b)(1) (or any successor provision) promulgated under the Securities Act, or (y) such securities shall have ceased to be outstanding.

(a)	Number of Registrations. The Company shall not be required to effect more than two registrations pursuant to this paragraph 14.1.

(b)	Registration Statement Form. The Company may, if permitted by law, effect any registration requested under this paragraph 14.1 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement) or, if counsel for the Company deems that such a registration statement is not available for the registration of the Warrant Shares to which such registration relates under applicable law, on such other form as counsel for the Company may deem to be appropriate under the Securities Act. If requested by the Initiating Holder, any registration statement filed pursuant to this paragraph 14.1 will qualify as a “shelf” registration under Securities Act Rule 415 or any successor to such rule.

(c)	Expenses. The Company will pay all Registration Expenses in connection with any registration effected pursuant to this paragraph 14.1. For the purposes of the Warrant, “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with paragraphs 14.1 and/or 14.2, including, without limitation, all registration, filing and fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, and fees and expenses of one counsel representing the Initiating Holder, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to Warrant Shares sold by the Initiating Holder.

(d)	Selection of Underwriters. If, in the discretion of the Initiating Holder of a majority (by number of shares) of the Warrant Shares, any offering pursuant to this paragraph 14.1 shall constitute an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by such holders and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriter or underwriters.

(e)	Effective Registration Statement. A registration requested pursuant to this paragraph 14.1 will not be deemed to have been effected (a) unless it has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holder shall be deemed to have been effected by the Company at the request of such Initiating Holder, or (b) if, after it has become effective, such registration is interfered with by any stop order, injunction or other court order (for any reason other than a misrepresentation or an omission by the Initiating Holder).

(f)	Delay at Company’s Request. With respect to any registration requested under this paragraph 14.1, the Company may postpone for not more than 120 days, on one occasion only with respect to each such request, the filing or effectiveness of a registration statement if the Company determines that such registration would be likely to have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of assets not in the ordinary course of business or any merger, consolidation, tender offer or similar transaction, or any other material event not in the ordinary course of business, provided that in case of such postponement the holders of the Warrant or the Warrant Shares initiating the request for registration will be entitled to withdraw such request, and if so withdrawn such request will not count as one of the permitted requested registrations under this paragraph 14.1. In any event, the Company will pay all Registration Expenses in connection with any registration initiated under this paragraph 14.1.

14.2	Incidental Registration. Notwithstanding any limitation contained in paragraph 14.1, if the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of the Warrant Shares for sale to the public under the Securities Act, it will each such time give prompt written notice to the Holder and all holders of the Warrant and the Warrant Shares of its intention to do so and of such holders’ rights under this paragraph 14.2.

(a)

Procedure. Upon the written request of any such holder made within 20 days after receipt of any such notice (which request shall specify the Warrant Shares intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Warrant Shares which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Warrant Shares so to be registered, by inclusion of such Warrant Shares in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of the Warrant or the Warrant Shares and, thereupon, (a) in the case of a determination not to register, shall be relieved of its obligation to register any Warrant Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any holder or holders of the Warrant and/or the Warrant Shares entitled to do so to request that such registration be effected as a registration under this paragraph and paragraph 14.1, and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Warrant Shares for the same period as the delay in registering such other securities. No registration effected under this paragraph 14.2 shall relieve the Company of its obligation to effect any registration statement upon request under paragraph 14.1. The Company will pay all Registration Expenses in connection with each registration of Warrant Shares requested pursuant to this paragraph 14.2.

(b)	Priority in Incidental Registrations. If a registration pursuant to this paragraph 14.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering securities determined as follows:

(i)	if such registration as initially proposed by the Company was primarily a registration of its securities, (i) first, the securities proposed by the Company to be sold for its own account, and (ii) second, any Warrant Shares requested to be included in such registration, and any other securities the Company proposes to include in such registration statement, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders; and

(ii)

if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Warrant Shares, pursuant to demand registration rights, (x) first, such securities held by the holders initiating such registration, pro rata among the holders thereof, on the basis of the number of shares of such securities requested to be included by such holders, and (y) second, any Warrant Shares requested to be included in such registration, pro rata among (A) the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders together with (B) any other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

14.3	Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Warrant Shares under the Securities Act as provided in paragraphs 14.1 or 14.2, the Company will:

(a)	prepare and file with the Commission the requisite registration statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) to effect such registration and use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of the Warrant and the Warrant Shares whose Warrant Shares are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel (such review to be limited to matters relating to the holders whose Warrant Shares are to be included in such registration and matters which might adversely affect such holders), and provided, further, that the Company may discontinue any registration of its securities which are not the Warrant Shares at any time prior to the effective date of the registration statement relating thereto;

(b)	prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as (x) all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, (y) the securities included in the registration statement are no longer Warrant Shares, or (z) in the case of any registration pursuant to paragraph 14.2, 90 days after such registration statement becomes effective, provided that if less than all the Warrant Shares are withdrawn from registration after the relevant period, the shares to be so withdrawn shall be allocated pro rata among the holders thereof on the basis of the respective numbers of Warrant Shares held by them included in such registration;

(c)	furnish to each seller of the Warrant Shares covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

(d)	use its best efforts to register or qualify all Warrant Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(e)	notify each holder of Warrant Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)	use best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission; and

(g)	use its best efforts to list all Warrant Shares covered by such registration statement on any securities exchange on which any of the securities of the same class as the Warrant Shares are then listed.

14.4	Indemnification.

(a)	Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to paragraph 14.1 or 14.2, the seller of the Warrant Shares covered by any such registration statement, its partners, directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any such seller or any such underwriter within the meaning of the Securities Act (each a “Seller Indemnified Party”), against any losses, claims, damages or liabilities, joint or several, to which such Seller Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Seller Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to a Seller Indemnified Party to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by such Seller Indemnified Party specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, and, provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Warrant Shares or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Warrant Shares to such Person if such statement or omission was corrected in such final prospectus.

(b)	Indemnification by the Sellers. The seller of any Warrant Shares in any registration statement filed pursuant to paragraph 14.1 or 14.2 will indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, and each Person who participates as an underwriter in the offering or sale of securities by the Company (each a “Company Indemnified Party” and together with each Seller Indemnified Party, an “Indemnified Party”), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement provided that such seller’s obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Warrant Shares sold pursuant to such registration statement.

(c)

Notices of Claims; Procedure. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to paragraph 14.4(a) or 14.4(b), such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter (an “Indemnifying Party”) of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under paragraph 14.4(a) or 14.4(b). In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment upon advice of counsel a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal expense subsequently incurred by the latter in connection with the defense thereof, unless the Indemnified Party must assume the defense thereof as a result of a conflict of interest as provided above. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party, which consent will not be unreasonably withheld, that (a) imposes any liability or obligation (including, without limitation, any injunction) on the Indemnified Party or (b) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such

Indemnified Party of a release from all liability in respect to such claim or litigation. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to any local counsel) for the Indemnified Parties.

15. Miscellaneous.

15.1	Jurisdiction/Venue. All questions concerning the construction, validity, enforcement and interpretation of the Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Oklahoma, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the state or federal court of Oklahoma City, Oklahoma, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.

15.2	Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

15.3	Limitation of Liability. No provision of the Warrant, in the absence of any affirmative action by Holder to exercise the Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any common stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.4	Successors and Assigns. Subject to applicable securities laws, the Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of the Warrant are intended to be for the benefit of all holders from time to time of the Warrant or any portion thereof and shall be enforceable by any Holder or holders of the Warrant, or any portion thereof, or holders of Warrant Shares.

15.5	Amendment. The Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

15.6	Severability. Wherever possible, each provision of the Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of the Warrant.

15.7	Headings. The headings used in the Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of the Warrant.

IN WITNESS WHEREOF, the Company and the Holder have caused the Warrant to be executed by its officer thereunto duly authorized.

Dated: February 7, 2012

LANDMARK LAND COMPANY, INC., a Delaware corporation

By:	/s/ Justin L. Autrey
Name:	Justin L. Autrey
Title:

(the “Company”)

PRIME FINANCIAL, LLC, an Oklahoma limited liability company

By:	/s/ David R. Goss
Name:	David R. Goss
Title:	Manager

(the “Holder”)

NOTICE OF EXERCISE

To:	Landmark Land Company, Inc.

(1) The undersigned hereby elects to purchase            Warrant Shares of the Company pursuant to the terms of the attached Warrant, , and tenders herewith payment of the exercise price in full. Payment shall take the form of in lawful money of the United States.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[PURCHASER]

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

                                                                                                                                                   .

                                                                                                  Dated:                 ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.